SUPPLEMENT TO THE PROSPECTUS
OF
WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
(Each, a “Portfolio” and together, the “Portfolios”)

The Portfolios’ prospectus is amended to include the following changes to the section entitled “Reductions and Waivers of Sales Charges.”

I.             Modified Rights of Reinvestment

The following sentence is revised under “Portfolio Shares Sales Charge Reductions and Waivers”:

Current Language	Revised Language

You pay no sales charges on Portfolio shares you purchase with the proceeds of a redemption from a Portfolio or with the proceeds of a redemption of Class A or Class C shares of another Wells Fargo Advantage Fund within 120 days of the date of the redemption.

You pay no sales charges on Portfolio shares you purchase with the proceeds of a redemption from a Portfolio or with the proceeds of a redemption of Class A or Class C shares of another Wells Fargo Advantage Fund within 120 days (90 days for purchases made on or after July 1, 2013) of the date of redemption.

November 14, 2012                                                                                                                              WBP122/P810SP2